EXHIBIT 10.3

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is made as of the 7th day of August 2006, by and between John A. Moore ("Moore"), Richard Rimer ("Rimer" and jointly hereinafter, the "Sellers"), and Data Systems & Software, Inc., a Delaware corporation (the "Purchaser").

                                    RECITALS
                                    --------

         WHEREAS,   in  connection  with  that  certain  Common  Stock  Purchase
Agreement, dated as of the date hereof (the "Purchase Agreement"), between Paketeria GmbH ("Paketeria") and Purchaser, and the transactions contemplated thereby, the parties hereto are entering into this Agreement;

         WHEREAS, the Purchase Agreement states that, as a condition to its effectiveness, the Sellers and the Purchaser enter into this Agreement;

         WHEREAS,  the share  capital of  Paketeria in the  aggregate  amount of
(euro) 37,450 currently is held as follows:

         Shareholder                   Shares             Total Amount of Shares
         -------------          -------------             ----------------------
         Andy Rosch             (euro) 18,750
                                 (euro) 4,950                      (euro) 23,700
         -------------          -------------             ----------------------
         Ralf Budde              (euro) 1,600
                                 (euro) 1,400                       (euro) 3,000
         -------------          -------------             ----------------------
         Joseph Benson             (euro) 950                         (euro) 950
         -------------          -------------             ----------------------
         John Moore              (euro) 3,300
                                   (euro) 950
                                   (euro) 650                       (euro) 4,900
         -------------          -------------             ----------------------
         Richard Rimer           (euro) 3,350
                                   (euro) 900
                                   (euro) 650                       (euro) 4,900
         -------------          -------------             ----------------------
         Total                         37,450                             37,450

The aforementioned shares of Moore in the aggregate nominal amount of (euro) 4,900 and the aforementioned shares of Rimer in the aggregate nominal amount of
(euro) 4,900 are hereinafter, collectively, referred to as the "Securities".

         WHEREAS, the Sellers are also entitled to receive new shares of common stock of Paketeria ("Stammkapital") in the aggregate nominal amount of (euro) 2,000 against payment of its par value of (euro) 2,000 with no agio (the "Subscription Rights"), of which Moore is entitled to the nominal amount of
(euro) 1,000 and Rimer is entitled to the nominal amount of (euro) 1,000 (collectively, the "Subscription Rights Shares").

         WHEREAS, the Sellers have caused Paketeria and their current shareholders to agree, in the Purchase Agreement, to issue the Subscription Rights Shares directly to the Purchaser, subject to the parties execution of this agreement and Purchaser's payment of the par value of the Subscription Rights Shares of (euro) 2,000 to Paketeria.

         WHEREAS, each Seller wishes to sell, transfer and assign to the Purchaser all of his rights, titles, interests, duties and obligations in, to and in connection with (i) the Securities, representing all capital stock of Paketeria held by the Sellers, and (ii) the Subscription Rights, and the shares issuable with respect thereto, and the Purchaser, subject to the terms of this Agreement, wishes to purchase and receive from each Seller all of such Seller's rights, titles, interests, duties and obligations in, to and in connection with,
(i) the Securities and (ii) the Subscription Rights and the shares issuable with respect thereto, on the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. SALE, PURCHASE AND ASSIGNMENT.

            1.1 Sale and Purchase. Upon the delivery by the Purchaser to each Seller of a written notice, (the "Exercise Notice") on or before August 7, 2007 (the "Trigger Date"), substantially in the form attached hereto as Exhibit A, each Seller shall sell, transfer and assign to the Purchaser and its successors and assigns forever, and the Purchaser shall purchase and accept from each Seller for itself and its successors and assigns forever, all of such Seller's rights, titles and interests in and to (i) the Securities, for an aggregate purchase price of (euro) 496,831 and (ii) the Subscription Rights, for an aggregate purchase price of (euro) 101,394 (the aggregate purchase price to be paid for the Securities and Subscription Rights, the "Purchase Price"). The rights sold include (without limitation) the profit participation right for the current business year as well as all rights to any undistributed profits (if any) related to the Securities and the Subscription Rights Shares.

            1.2 Form of Consideration. The Purchase Price shall be paid by the Purchaser to each Seller by the issuance to each Seller, pursuant to their respective ownership interest in the Securities and the Subscription Rights, of:

                  (a) a number of validly issued, fully paid and non-assessable shares of common stock, par value $0.01 per share (the "Common Stock"), of the Purchaser equal to the Purchase Price divided by Two Dollars and Sixty-Five Cents ($2.65) (such shares of Common Stock, the "Purchase Price Shares"); and

                  (b) a stock purchase warrant exercisable for a number of shares of Common Stock equal to the Purchase Price Shares divided by four (4), with an exercise price of Two Dollars and Seventy-Eight Cents ($2.78) per share, in substantially the form issued by the Purchaser to the investors participating in its most recent private placement of Common Stock that closed on or about August 1, 2006 (the "Purchase Price Warrant", and together with the Purchase Price Shares and the shares of common issuable upon exercise of the Purchase Price Warrant, collectively, the "Purchase Price Securities").

The conversion rate of Dollars ($) to Euros ((euro)) shall be determined at the time of delivery of the Exercise Notice by reference to the conversion rate as set forth in the Wall Street Journal.

            1.3 Closing. Following the delivery of the Exercise Notice, a closing of the transactions described in Section 1.1 (a "Closing") shall take place before a German notary on whom the Sellers and the Purchaser will mutually agree, on such date and at such place as the Seller and the Purchaser may mutually agree, but in any event no later than two weeks after the Exercise Notice has been delivered to the Seller.

            1.4 Closing Deliveries. At the Closing:

                  (a)  the  Purchaser  shall  deliver  to  each  Seller  or  his designee, certificates representing such Seller's respective Purchase Price Shares and a warrant certificate evidencing such Seller's respective Purchase
Price  Warrant,   in  each  case,  free  and  clear  of  all  liens,  claims  or encumbrances;

                  (b) each Seller shall assign to the Purchaser by way of notarial deed all of such Seller's rights, titles and interests in and to the Securities and the Subscription Rights; and

                  (c) the Purchaser and each Seller shall have delivered all other documents, instruments and writing required by the other party to be delivered to them pursuant to this Agreement, in form and substance satisfactory to such party.

         2. REPRESENTATIONS AND WARRANTIES.

            2.1 Construction. For purposes of this Section 2, a person shall be deemed to have "knowledge" of a particular fact or other matter if the person is actually aware, or should in the exercise of reasonable judgment be aware, of such fact or other matter. A person that is a corporation, partnership or other business entity shall be deemed to have "knowledge" of a particular fact or other matter if any officer, director, manager, managing member or partner of such person has knowledge (as described in the preceding sentence) of such fact or other matter.

            2.2 Seller's Representations and Warranties. Each Seller hereby represents and warrants to the Purchaser as of the date of the Closing, solely as to himself and his assets (and not as to the other Seller or the other Seller's assets) as follows:

            (a) Authorization; Valid and Binding Agreement. Except for any notices required to be delivered to the Purchaser in connection therewith and any consent required to be obtained from the Purchaser, such Seller has all requisite power and authority to execute and deliver this Agreement, to perform all of its obligations and undertakings hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by such Seller of this Agreement, the performance by such Seller of its obligations and undertakings hereunder and the consummation by such Seller of the transactions contemplated hereby, have been duly and validly authorized by all necessary action of such Seller and no other proceedings on the part of such Seller are necessary to authorize the execution or delivery by such Seller of this Agreement, the performance by such Seller of its obligations and undertakings hereunder, or the consummation by such Seller of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Seller, and constitutes the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with its terms.

            (b) Conflicts; Consents. The execution and delivery by such Seller of this Agreement, the performance by such Seller of his obligations and undertakings hereunder, and the consummation by such Seller of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of, or default under, or result in the creation of any Lien (as defined in Section 2.2(c)) on the properties or assets of such Seller under, any provision of (i) any contract, agreement, instrument or arrangement to which such Seller is a party or by which any of such Seller's properties or assets are bound, (ii) any license, franchise, permit or other similar authorization held by such Seller, or (iii) to the knowledge of such Seller, any judgment, order or decree, statute, law, ordinance, rule or regulation applicable to such Seller or such Seller's properties or assets.

            (c) Title to Properties and Assets; Liens, Etc. Except for any Lien arising out of this Agreement, as of the Closing, such Seller is the owner of all right, title and interest in and to the Securities and the Subscription Rights owned by such Seller, and such Securities and Subscription Rights are free of any mortgage, pledge, lien, encumbrance, charge or other adverse claim (each, a "Lien") other than Liens in favor of the Purchaser.

            (d) Securities Law Representations and Warranties of Seller. As a condition to the issuance of the Purchase Price Securities, except as otherwise provided, each Seller represents and warrants to the Purchaser that:

                           (i) Such  Seller  is  acquiring  the  Purchase  Price
         Securities for his own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act"). Such Seller hereby acknowledges and agrees that the Purchase Price Securities have not been registered under the Securities Act or under any state securities or "blue sky" laws and may not be sold, transferred or otherwise disposed of except in compliance with the provisions of the Securities Act and the rules and regulations promulgated thereunder and such state securities or "blue sky" laws and the Purchase Price Securities contain a restrictive legend stating that the Purchase Price Securities have not been registered and may only be sold pursuant to an effective registration statement or a valid exemption from the registration requirements of the Securities Act. Moore further understands that he is an "affiliate" of the Purchaser.

                           (ii) Such Seller agrees that he will not, under any circumstances, sell the Purchase Price Securities in violation of any applicable law or regulation promulgated under the laws of the United States or any state or jurisdiction. Such Seller acknowledges that, from time to time and under various circumstances, such laws may restrict the disposition of Purchase Price Securities or impose conditions upon such disposition.

                           (iii) Such Seller is an "accredited investor" as defined in Regulation D of the Securities Act.

                           (iv) Such Seller has such knowledge and expertise in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Purchase Price Securities and of making an informed investment decision.

            2.3 Purchaser's Representations, Warranties and Covenants. The Purchaser hereby represents, warrants and covenants to each Seller as of the Closing as follows:

            (a) Organization and Standing. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

            (b) Authorization; Valid and Binding Agreement. The Purchaser has all requisite power and authority to execute and deliver this Agreement, to perform its obligations and undertakings hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations and undertakings hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser and no other proceedings on the part of the Purchaser are necessary to authorize the execution or delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations and undertakings hereunder or the consummation by the Purchaser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser, and constitutes the valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

            (c) Conflicts; Consents. The execution and delivery by the Purchaser of this Agreement, the performance by the Purchaser of its obligations and undertakings contemplated hereunder, and the consummation by the Purchaser of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of, or default under or result in the creation of any Lien on the properties or assets of the Purchaser under, any provision of (i) the Certificate of Incorporation, Bylaws of the Purchaser, each as the same has been amended to date, (ii) any contract, agreement, instrument or arrangement to which the Purchaser is a party or by which any of the Purchaser's properties or assets are bound, (iii) any license, franchise, permit or other similar authorization held by the Purchaser, or (iv) to the knowledge of the Purchaser, any judgment, order or decree, statute, law, ordinance, rule or regulation applicable to the Purchaser or the Purchaser's properties or assets.

            (d) Valid Issuance of Shares. The Purchase Price Shares, when issued and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer. The shares of Common Stock issuable upon exercise of the Purchase Price Warrant (the "Warrants Shares") will upon issuance in accordance with the terms of the Purchase Price Warrant, be validly issued, fully paid and nonassessable and free of any liens or encumbrances or restrictions on transfer. Assuming the accuracy of the representations of the Seller in Section 2.2 of this Agreement, the Purchase Price Shares and the Warrant Shares will be issued in compliance with all applicable laws.

         3. Repurchase Option.

            3.1 Repurchase Option on Subscription Rights Shares. In the event that the Purchaser does not deliver Exercise Notices on or prior to the Trigger Date, at any time following such Trigger Date, each Seller shall have the option to repurchase from the Purchaser one share in the nominal amount of (euro) 1,000 in the common stock of Paketeria (the Subsciption Rights Shares) for a purchase price of (euro) 1,000 (the "Repurchase Option").

            3.2 Exercise of Repurchase  Option.  The Repurchase  Option shall be exercised by written notice signed by a Seller and delivered or mailed as provided in Section 4.7 to the Purchaser. Such notice shall notify the Purchaser of the time, place and date for settlement of such purchase, which shall be scheduled by the Seller and shall be within ninety (90) days of the written notice of exercise of the Repurchase Option delivered by such Seller. Such Seller shall pay for any the Subscription Rights Shares repurchased hereunder at the Seller's option in cash by certified check or wire transfer. Upon delivery of such notice and payment of the relevant purchase price by a Seller, the Purchaser shall take all reasonable action required to transfer such Subscription Rights Shares to such Seller.

            3.3 Covenants. Until the earlier of the date that the Purchaser delivers an Exercise Notice to each Seller and the Trigger Date, the Purchaser shall not (i) sell, transfer or otherwise dispose of the Subscription Rights and the Subscription Rights Shares, or (ii) except as may exist as of the date hereof, create, incur, assume or suffer to exist any Liens on the Subscription Rights and the Subscription Rights Shares, without the prior written consent of each Seller.

         4. MISCELLANEOUS.

            4.1 Benefits of Agreement. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, be binding upon, and be enforceable by, the parties hereto and their respective successors and assigns.

            4.2 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party without the prior written consent of the other party. Any instrument purporting to make an assignment in violation of this Section 3.2 shall be void.

            4.3 Entire Agreement. This Agreement (including any Exhibits hereto), together with the Exercise Notice, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

            4.4 Severability. In case any provision of this Agreement, or portion hereof, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            4.5 Amendment and Waiver. This Agreement and any provision hereof or right or obligation hereunder may be amended, modified or waived only with the prior written consent of the Seller and the Purchaser.

            4.6 Delays or Omissions; Remedies. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by the other party, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

            4.7 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business (1) day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 3.7. If notice is given to the Purchaser, a copy shall also be given to Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, (212) 371-5500, Attention:
Scott H. Rosenblatt, Esq.

            4.8 Expenses. Except as otherwise provided herein, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, performance and consummation of this Agreement.

            4.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            4.10 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties may require.

            4.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

            4.12 Waiver of Jury Trial. Each party hereto waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort, equity or any other theory). Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that the other party to this Agreement would not, in the event of litigation, seek to enforce the foregoing waiver and acknowledges that all parties hereto have been induced to enter into this Agreement by, among other things, the waivers and certifications contained in this Section 3.13.

            4.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                          [Signature Page(s) Follow(s)]

         IN WITNESS WHEREOF, each of the undersigned parties has caused this STOCK PURCHASE AGREEMENT to be duly executed and delivered as of the date first above written.


                                      SELLERS:


                                      -------------------------------
                                      John A. Moore

                                           Address:
                                                    -----------------
                                                    -----------------


                                      -------------------------------
                                      Richard Rimer

                                           Address:
                                                    -----------------
                                                    -----------------


                                      PURCHASER:

                                      DATA SYSTEMS & SOFTWARE INC.



                                      By:
                                         ----------------------------


                                           Address:
                                                    -----------------
                                                    -----------------

                    Stock Purchase Agreement Signature Page

                                    EXHIBIT A
                                    ---------


                           Form of Notice of Exercise
                           --------------------------


            Pursuant to Section 1.1 of the Stock Purchase Agreement, dated as of August ____, 2006, among John A. Moore, Richard Rimer (collectively, the "Sellers"), and Data Systems & Software, Inc., a Delaware corporation (the "Purchaser"), the Purchaser hereby elects to purchase from the Sellers, all shares of capital stock of Paketeria GmbH (the "Company") held by the Sellers.


                                                   Data Systems & Software, Inc.


                                                   By:_________________________
                                                      Name:
                                                      Title: